UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 25, 2004

                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FF7 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-115858-11
Pooling and Servicing Agreement)      (Commission         54-6636533
(State or other                       File Number)        54-6636534
jurisdiction                                              IRS EIN
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On October 25, 2004 a distribution was made to holders of FIRST FRANKLIN MORTGAGE LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-FF7 Trust
 .


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Mortgage Pass-Through Certificates,
                                        Series 2004-FF7 Trust, relating to the
                                        October 25, 2004 distribution.

           EX-99.2                      Murrayhill Credit Risk Manager Report

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FF7 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Trustee
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  10/30/04

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Mortgage
                          Pass-Through Certificates, Series 2004-FF7 Trust, relating to the October 25, 2004 distribution.


EX-99.2                   Murrayhill Credit Risk Manager Report

                   EX-99.1

First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates



Record Date:             9/30/04
Distribution Date:       10/25/04


FFM  Series: 2004-FF7

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

      A1         32027NKV2              SEN             2.16000%     800,849,725.13       1,345,427.54       5,730,786.77
      A2         32027NKW0              SEN             2.07000%     183,025,248.02         294,670.65       1,630,680.08
      A3         32027NKX8              SEN             1.99000%     187,300,177.67         289,899.05       2,406,464.27
      A4         32027NKY6              SEN             2.14000%      82,798,000.00         137,812.67               0.00
      A5         32027NKZ3              SEN             2.34000%     102,642,000.00         186,808.44               0.00
      M1         32027NLA7              MEZ             2.42000%      74,249,000.00         139,753.12               0.00
      M2         32027NLB5              MEZ             2.63000%      35,170,000.00          71,942.19               0.00
      M3         32027NLC3              MEZ             2.89000%      15,631,000.00          35,135.01               0.00
      M4         32027NLD1              MEZ             3.04000%      15,631,000.00          36,958.63               0.00
      M5         32027NLE9              MEZ             3.29000%      11,723,000.00          29,997.85               0.00
      M6         32027NLF6              MEZ             3.44000%       7,816,000.00          20,912.14               0.00
      M7         32027NLG4              MEZ             3.84000%       6,253,000.00          18,675.63               0.00
      M8         32027NLH2              MEZ             4.34000%       9,379,000.00          31,659.34               0.00
      M9         32027NLJ8              MEZ             4.34000%       7,816,000.00          26,383.34               0.00
       B         32027NLK5              SUB             5.00000%      11,723,000.00          48,845.83               0.00
       X         FFM04FF7C              SEN             0.00000%       3,908,227.06       4,881,829.38               0.00
       P         FFM04FF7P              SEN             0.00000%             100.00         104,199.22               0.00
       R         FFM4FF7R2              RES             0.00000%               0.00               0.00               0.00
Totals                                                             1,555,914,477.88       7,700,910.03       9,767,931.12

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A1                            0.00     795,118,938.36       7,076,214.31               0.00
A2                            0.00     181,394,567.94       1,925,350.73               0.00
A3                            0.00     184,893,713.40       2,696,363.32               0.00
A4                            0.00      82,798,000.00         137,812.67               0.00
A5                            0.00     102,642,000.00         186,808.44               0.00
M1                            0.00      74,249,000.00         139,753.12               0.00
M2                            0.00      35,170,000.00          71,942.19               0.00
M3                            0.00      15,631,000.00          35,135.01               0.00
M4                            0.00      15,631,000.00          36,958.63               0.00
M5                            0.00      11,723,000.00          29,997.85               0.00
M6                            0.00       7,816,000.00          20,912.14               0.00
M7                            0.00       6,253,000.00          18,675.63               0.00
M8                            0.00       9,379,000.00          31,659.34               0.00
M9                            0.00       7,816,000.00          26,383.34               0.00
B                             0.00      11,723,000.00          48,845.83               0.00
X                             0.00       3,908,227.06       4,881,829.38               0.00
P                             0.00             100.00         104,199.22               0.00
R                             0.00               0.00               0.00               0.00
Totals                        0.00   1,546,146,546.76      17,468,841.15               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A1                  804,107,000.00       800,849,725.13         351,708.51      5,379,078.26             0.00           0.00
A2                  184,625,000.00       183,025,248.02         100,077.72      1,530,602.37             0.00           0.00
A3                  189,661,000.00       187,300,177.67         147,688.96      2,258,775.30             0.00           0.00
A4                   82,798,000.00        82,798,000.00               0.00              0.00             0.00           0.00
A5                  102,642,000.00       102,642,000.00               0.00              0.00             0.00           0.00
M1                   74,249,000.00        74,249,000.00               0.00              0.00             0.00           0.00
M2                   35,170,000.00        35,170,000.00               0.00              0.00             0.00           0.00
M3                   15,631,000.00        15,631,000.00               0.00              0.00             0.00           0.00
M4                   15,631,000.00        15,631,000.00               0.00              0.00             0.00           0.00
M5                   11,723,000.00        11,723,000.00               0.00              0.00             0.00           0.00
M6                    7,816,000.00         7,816,000.00               0.00              0.00             0.00           0.00
M7                    6,253,000.00         6,253,000.00               0.00              0.00             0.00           0.00
M8                    9,379,000.00         9,379,000.00               0.00              0.00             0.00           0.00
M9                    7,816,000.00         7,816,000.00               0.00              0.00             0.00           0.00
B                    11,723,000.00        11,723,000.00               0.00              0.00             0.00           0.00
X                     3,908,227.06         3,908,227.06               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
R                             0.00                 0.00               0.00              0.00             0.00           0.00
Totals            1,563,132,327.06     1,555,914,477.88         599,475.19      9,168,455.93             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A1                    5,730,786.77       795,118,938.36       0.98882231        5,730,786.77
 A2                    1,630,680.08       181,394,567.94       0.98250274        1,630,680.08
 A3                    2,406,464.27       184,893,713.40       0.97486417        2,406,464.27
 A4                            0.00        82,798,000.00       1.00000000                0.00
 A5                            0.00       102,642,000.00       1.00000000                0.00
 M1                            0.00        74,249,000.00       1.00000000                0.00
 M2                            0.00        35,170,000.00       1.00000000                0.00
 M3                            0.00        15,631,000.00       1.00000000                0.00
 M4                            0.00        15,631,000.00       1.00000000                0.00
 M5                            0.00        11,723,000.00       1.00000000                0.00
 M6                            0.00         7,816,000.00       1.00000000                0.00
 M7                            0.00         6,253,000.00       1.00000000                0.00
 M8                            0.00         9,379,000.00       1.00000000                0.00
 M9                            0.00         7,816,000.00       1.00000000                0.00
 B                             0.00        11,723,000.00       1.00000000                0.00
 X                             0.00         3,908,227.06       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00
 R                             0.00                 0.00       0.00000000                0.00

 Totals                9,767,931.12     1,546,146,546.76       0.98913350        9,767,931.12

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A1                      804,107,000.00       995.94920220        0.43739019         6.68950558         0.00000000
A2                      184,625,000.00       991.33512807        0.54205942         8.29033105         0.00000000
A3                      189,661,000.00       987.55241020        0.77869968        11.90954018         0.00000000
A4                       82,798,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
A5                      102,642,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1                       74,249,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2                       35,170,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3                       15,631,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                       15,631,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                       11,723,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                        7,816,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M7                        6,253,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M8                        9,379,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M9                        7,816,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
B                        11,723,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
X                         3,908,227.06      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00      1000.00000000        0.00000000         0.00000000         0.00000000
R                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000

(2) All classes are per $1,000 denomination.




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A1                      0.00000000         7.12689576       988.82230643        0.98882231         7.12689576
A2                      0.00000000         8.83239041       982.50273766        0.98250274         8.83239041
A3                      0.00000000        12.68823991       974.86417028        0.97486417        12.68823991
A4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
A5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M7                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M8                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M9                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
B                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A1                  804,107,000.00         2.16000%     800,849,725.13       1,345,427.54              0.00               0.00
A2                  184,625,000.00         2.07000%     183,025,248.02         294,670.65              0.00               0.00
A3                  189,661,000.00         1.99000%     187,300,177.67         289,899.05              0.00               0.00
A4                   82,798,000.00         2.14000%      82,798,000.00         137,812.67              0.00               0.00
A5                  102,642,000.00         2.34000%     102,642,000.00         186,808.44              0.00               0.00
M1                   74,249,000.00         2.42000%      74,249,000.00         139,753.12              0.00               0.00
M2                   35,170,000.00         2.63000%      35,170,000.00          71,942.19              0.00               0.00
M3                   15,631,000.00         2.89000%      15,631,000.00          35,135.01              0.00               0.00
M4                   15,631,000.00         3.04000%      15,631,000.00          36,958.63              0.00               0.00
M5                   11,723,000.00         3.29000%      11,723,000.00          29,997.85              0.00               0.00
M6                    7,816,000.00         3.44000%       7,816,000.00          20,912.14              0.00               0.00
M7                    6,253,000.00         3.84000%       6,253,000.00          18,675.63              0.00               0.00
M8                    9,379,000.00         4.34000%       9,379,000.00          31,659.34              0.00               0.00
M9                    7,816,000.00         4.34000%       7,816,000.00          26,383.34              0.00               0.00
B                    11,723,000.00         5.00000%      11,723,000.00          48,845.83              0.00               0.00
X                     3,908,227.06         0.00000%       3,908,227.06               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
R                             0.00         0.00000%               0.00               0.00              0.00               0.00
Totals            1,563,132,327.06                                           2,714,881.43              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A1                            0.00               0.00         1,345,427.54              0.00        795,118,938.36
A2                            0.00               0.00           294,670.65              0.00        181,394,567.94
A3                            0.00               0.00           289,899.05              0.00        184,893,713.40
A4                            0.00               0.00           137,812.67              0.00         82,798,000.00
A5                            0.00               0.00           186,808.44              0.00        102,642,000.00
M1                            0.00               0.00           139,753.12              0.00         74,249,000.00
M2                            0.00               0.00            71,942.19              0.00         35,170,000.00
M3                            0.00               0.00            35,135.01              0.00         15,631,000.00
M4                            0.00               0.00            36,958.63              0.00         15,631,000.00
M5                            0.00               0.00            29,997.85              0.00         11,723,000.00
M6                            0.00               0.00            20,912.14              0.00          7,816,000.00
M7                            0.00               0.00            18,675.63              0.00          6,253,000.00
M8                            0.00               0.00            31,659.34              0.00          9,379,000.00
M9                            0.00               0.00            26,383.34              0.00          7,816,000.00
B                             0.00               0.00            48,845.83              0.00         11,723,000.00
X                             0.00               0.00         4,881,829.38              0.00          3,908,227.06
P                             0.00               0.00           104,199.22              0.00                100.00
R                             0.00               0.00                 0.00              0.00                  0.00
Totals                        0.00               0.00         7,700,910.03              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A1                    804,107,000.00         2.16000%       995.94920220        1.67319466         0.00000000         0.00000000
A2                    184,625,000.00         2.07000%       991.33512807        1.59604956         0.00000000         0.00000000
A3                    189,661,000.00         1.99000%       987.55241020        1.52851166         0.00000000         0.00000000
A4                     82,798,000.00         2.14000%      1000.00000000        1.66444443         0.00000000         0.00000000
A5                    102,642,000.00         2.34000%      1000.00000000        1.82000000         0.00000000         0.00000000
M1                     74,249,000.00         2.42000%      1000.00000000        1.88222225         0.00000000         0.00000000
M2                     35,170,000.00         2.63000%      1000.00000000        2.04555559         0.00000000         0.00000000
M3                     15,631,000.00         2.89000%      1000.00000000        2.24777749         0.00000000         0.00000000
M4                     15,631,000.00         3.04000%      1000.00000000        2.36444437         0.00000000         0.00000000
M5                     11,723,000.00         3.29000%      1000.00000000        2.55888851         0.00000000         0.00000000
M6                      7,816,000.00         3.44000%      1000.00000000        2.67555527         0.00000000         0.00000000
M7                      6,253,000.00         3.84000%      1000.00000000        2.98666720         0.00000000         0.00000000
M8                      9,379,000.00         4.34000%      1000.00000000        3.37555603         0.00000000         0.00000000
M9                      7,816,000.00         4.34000%      1000.00000000        3.37555527         0.00000000         0.00000000
B                      11,723,000.00         5.00000%      1000.00000000        4.16666638         0.00000000         0.00000000
X                       3,908,227.06         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
R                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000

(5) All classes are per $1,000 denomination.


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A1                      0.00000000         0.00000000         1.67319466        0.00000000       988.82230643
A2                      0.00000000         0.00000000         1.59604956        0.00000000       982.50273766
A3                      0.00000000         0.00000000         1.52851166        0.00000000       974.86417028
A4                      0.00000000         0.00000000         1.66444443        0.00000000      1000.00000000
A5                      0.00000000         0.00000000         1.82000000        0.00000000      1000.00000000
M1                      0.00000000         0.00000000         1.88222225        0.00000000      1000.00000000
M2                      0.00000000         0.00000000         2.04555559        0.00000000      1000.00000000
M3                      0.00000000         0.00000000         2.24777749        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.36444437        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         2.55888851        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         2.67555527        0.00000000      1000.00000000
M7                      0.00000000         0.00000000         2.98666720        0.00000000      1000.00000000
M8                      0.00000000         0.00000000         3.37555603        0.00000000      1000.00000000
M9                      0.00000000         0.00000000         3.37555527        0.00000000      1000.00000000
B                       0.00000000         0.00000000         4.16666638        0.00000000      1000.00000000
X                       0.00000000         0.00000000      1249.11610944        0.00000000      1000.00000000
P                       0.00000000         0.00000000   1041992.20000000        0.00000000      1000.00000000
R                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               18,591,721.10
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        18,591,721.10

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,122,879.95
     Payment of Interest and Principal                                                                17,468,841.15
Total Withdrawals (Pool Distribution Amount)                                                          18,591,721.10


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      648,297.70
Credit Risk Manager's Fee                                                                                 19,448.93
PMI Insurance Premium Fee                                                                                453,836.72
Wells Fargo Bank, NA                                                                                       1,296.60
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                      1,122,879.95




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Basis Risk Reserve Fund                               1,000.00         430,137.86        430,137.86          1,000.00
Cap Agreement                                             0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       0                       0
                                  0.00                   0.00                    0.00                    0.00

30 Days   25                      0                      0                       0                       25
          4,194,818.65            0.00                   0.00                    0.00                    4,194,818.65

60 Days   8                       0                      0                       0                       8
          1,037,450.00            0.00                   0.00                    0.00                    1,037,450.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    33                      0                      0                       0                       33
          5,232,268.65            0.00                   0.00                    0.00                    5,232,268.65


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.000000%               0.000000%
                                  0.000000%              0.000000%               0.000000%               0.000000%

30 Days   0.349650%               0.000000%              0.000000%               0.000000%               0.349650%
          0.271222%               0.000000%              0.000000%               0.000000%               0.271222%

60 Days   0.111888%               0.000000%              0.000000%               0.000000%               0.111888%
          0.067078%               0.000000%              0.000000%               0.000000%               0.067078%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.461538%               0.000000%              0.000000%               0.000000%               0.461538%
          0.338300%               0.000000%              0.000000%               0.000000%               0.338300%

                                                  Delinquency Status By Groups

                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 1(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 18                   0                     0                    0                    18
                         1,849,448.06         0.00                  0.00                 0.00                 1,849,448.06

 60 Days                 6                    0                     0                    0                    6
                         629,450.00           0.00                  0.00                 0.00                 629,450.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  24                   0                     0                    0                    24
                         2,478,898.06         0.00                  0.00                 0.00                 2,478,898.06



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.387014%            0.000000%             0.000000%            0.000000%            0.387014%
                         0.225309%            0.000000%             0.000000%            0.000000%            0.225309%

 60 Days                 0.129005%            0.000000%             0.000000%            0.000000%            0.129005%
                         0.076683%            0.000000%             0.000000%            0.000000%            0.076683%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.516018%            0.000000%             0.000000%            0.000000%            0.516018%
                         0.301991%            0.000000%             0.000000%            0.000000%            0.301991%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(A)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 60 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 60 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%


                         DELINQUENT           BANKRUPTCY            FORECLOSURE          REO                  Total
 2(B)                    No of Loans          No of Loans           No of Loans          No of Loans          No of Loans
                         Principal Balance    Principal Balance     Principal Balance    Principal Balance    Principal Balance

 0-29 Days                                    0                     0                    0                    0
                                              0.00                  0.00                 0.00                 0.00

 30 Days                 7                    0                     0                    0                    7
                         2,345,370.59         0.00                  0.00                 0.00                 2,345,370.59

 60 Days                 2                    0                     0                    0                    2
                         408,000.00           0.00                  0.00                 0.00                 408,000.00

 90 Days                 0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 120 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 150 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 180 Days                0                    0                     0                    0                    0
                         0.00                 0.00                  0.00                 0.00                 0.00

 Totals                  9                    0                     0                    0                    9
                         2,753,370.59         0.00                  0.00                 0.00                 2,753,370.59



 0-29 Days                                    0.000000%             0.000000%            0.000000%            0.000000%
                                              0.000000%             0.000000%            0.000000%            0.000000%

 30 Days                 0.480439%            0.000000%             0.000000%            0.000000%            0.480439%
                         0.425492%            0.000000%             0.000000%            0.000000%            0.425492%

 60 Days                 0.137268%            0.000000%             0.000000%            0.000000%            0.137268%
                         0.074018%            0.000000%             0.000000%            0.000000%            0.074018%

 90 Days                 0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 120 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 150 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 180 Days                0.000000%            0.000000%             0.000000%            0.000000%            0.000000%
                         0.000000%            0.000000%             0.000000%            0.000000%            0.000000%

 Totals                  0.617708%            0.000000%             0.000000%            0.000000%            0.617708%
                         0.499510%            0.000000%             0.000000%            0.000000%            0.499510%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00








                                     COLLATERAL STATEMENT
 Collateral Description                                                    Fixed & Mixed ARM

 Weighted Average Gross Coupon                                                     6.393246%
 Weighted Average Net Coupon                                                       5.893246%
 Weighted Average Pass-Through Rate                                                5.542224%
 Weighted Average Maturity(Stepdown Calculation )                                        356
 Beginning Scheduled Collateral Loan Count                                             7,182

 Number Of Loans Paid In Full                                                             32
 Ending Scheduled Collateral Loan Count                                                7,150
 Beginning Scheduled Collateral Balance                                     1,555,914,477.88
 Ending Scheduled Collateral Balance                                        1,546,146,546.76
 Ending Actual Collateral Balance at 30-Sep-2004                            1,546,637,771.75
 Monthly P &I Constant                                                          8,888,928.03
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Scheduled Principal                                                              599,475.19
 Unscheduled Principal                                                          9,168,455.93



                             Miscellaneous Reporting
   Monthly Excess Cashflow                                       4,451,691.52
   Overcollateralization Amount                                  3,908,327.06
   Overcollateralization Deficiency                                      0.00
   Overcollateralization Increase                                        0.00
   Overcollateralization Reduction                                       0.00
   Targeted Overcollateralization Amount                         3,908,327.06
   Stepdown Date                                                           NO
   Trigger Event                                                           NO
   Cap Payment                                                     430,137.86

                        Group Level Collateral Statement
Group                                                      1(A)                             1(B)                             2(A)
Collateral Description                              Mixed Fixed                        Mixed ARM                      Mixed Fixed
Weighted Average Coupon Rate                           7.017259                         6.423916                         7.014153
Weighted Average Net Rate                              6.517259                         5.923916                         6.514153
Weighted Average Maturity                                   355                              355                              356
Beginning Loan Count                                        678                            4,673                              365
Loans Paid In Full                                            1                               22                                0
Ending Loan Count                                           677                            4,651                              365
Beginning Scheduled Balance                       92,264,677.44                   826,090,370.24                    82,494,522.96
Ending scheduled Balance                          92,030,309.99                   820,593,950.92                    82,415,566.91
Record Date                                          09/30/2004                       09/30/2004                       09/30/2004
Principal And Interest Constant                      627,253.64                     4,726,302.02                       552,717.67
Scheduled Principal                                   87,716.05                       304,022.80                        70,526.66
Unscheduled Principal                                146,651.40                     5,192,396.52                         8,429.39
Scheduled Interest                                   539,537.59                     4,422,279.22                       482,191.01
Servicing Fees                                        38,443.62                       344,204.32                        34,372.72
Master Servicing Fees                                      0.00                             0.00                             0.00
Trustee Fee                                               76.89                           688.41                            68.75
FRY Amount                                                 0.00                             0.00                             0.00
Special Hazard Fee                                         0.00                             0.00                             0.00
Other Fee                                             37,587.96                       263,861.24                        18,652.55
Pool Insurance Fee                                         0.00                             0.00                             0.00
Spread Fee 1                                               0.00                             0.00                             0.00
Spread Fee 2                                               0.00                             0.00                             0.00
Spread Fee 3                                               0.00                             0.00                             0.00
Net Interest                                         463,429.12                     3,813,525.25                       429,096.99
Realized Loss Amount                                       0.00                             0.00                             0.00
Cumulative Realized Loss                                   0.00                             0.00                             0.00
Percentage of Cumulative Losses                          0.0000                           0.0000                           0.0000
Prepayment Penalties                                       0.00                             0.00                             0.00
Special Servicing Fee                                      0.00                             0.00                             0.00
Pass-Through Rate                                      6.027387                         5.539624                         6.241825

                      Group Level Collateral Statement
Group                                                      2(B)                             Total
Collateral Description                                Mixed ARM                 Fixed & Mixed ARM
Weighted Average Coupon Rate                           6.151594                          6.393246
Weighted Average Net Rate                              5.651594                          5.893246
Weighted Average Maturity                                   356                               356
Beginning Loan Count                                      1,466                             7,182
Loans Paid In Full                                            9                                32
Ending Loan Count                                         1,457                             7,150
Beginning Scheduled Balance                      555,064,907.24                  1,555,914,477.88
Ending scheduled Balance                         551,106,718.94                  1,546,146,546.76
Record Date                                          09/30/2004                        09/30/2004
Principal And Interest Constant                    2,982,654.70                      8,888,928.03
Scheduled Principal                                  137,209.68                        599,475.19
Unscheduled Principal                              3,820,978.62                      9,168,455.93
Scheduled Interest                                 2,845,445.02                      8,289,452.84
Servicing Fees                                       231,277.04                        648,297.70
Master Servicing Fees                                      0.00                              0.00
Trustee Fee                                              462.55                          1,296.60
FRY Amount                                                 0.00                              0.00
Special Hazard Fee                                         0.00                              0.00
Other Fee                                            133,734.97                        453,836.72
Pool Insurance Fee                                         0.00                              0.00
Spread Fee 1                                               0.00                              0.00
Spread Fee 2                                               0.00                              0.00
Spread Fee 3                                               0.00                              0.00
Net Interest                                       2,479,970.46                      7,186,021.82
Realized Loss Amount                                       0.00                              0.00
Cumulative Realized Loss                                   0.00                              0.00
Percentage of Cumulative Losses                          0.0000                            0.0000
Prepayment Penalties                                       0.00                              0.00
Special Servicing Fee                                      0.00                              0.00
Pass-Through Rate                                      5.361471                          5.542224

EX-99.2




                theMurrayhillcompany
FFMLT 2004-FF7

Credit Risk Manager Report

September 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

                                  Table of Contents


Section One                       Transaction Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics


Section One
Transaction Summary

                theMurrayhillcompany
FFMLT 2004-FF7
Executive Summary
September 2004


Transaction Summary

Closing Date:                            08/27/2004
Servicer(s):                             Chase Home Finance
Mortgage Insurer(s):                     Mortgage Guaranty Insurance Corporation
Delinquency Reporting Method:            OTS1

Collateral Summary


                                                             2        8/31/2004 Balance as a
                           Closing Date       As of 8/31/2004         Percentage of Closing Date
                                                                           Balance
Collateral Balance         $1,559,224,000     $633,359,149                 40.62%
Loan Count                 7,205              2,943 *                      40.85%

* Murrayhill has received data from only one servicer for the 9/25/2004 distribution; therefore only 40.85 percent of loans in this deal are in this report. All loans will be transferred to this servicer for the 10/25/2004 distribution. In the October report,
Murrayhill should have data for all loans in FFMLT 2004-FF7.

1  OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and
   90 days delinquent and the third immediately succeeding month.
2  These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.


Hurricane Update
This month, Murrayhill identified all active loans within this portfolio that are secured by properties located in disaster relief areas affected by Hurricanes Charley, Frances, Ivan, and Jeanne. We are working with the servicer to obtain information regarding their hurricane disaster relief policies, and will be monitoring each loan to ensure the appropriate actions are taken by the servicer. As of mortgage data through 8/31/2004, 371 loans have been identified in FFMLT 2004-FF7.

(c) 2004 The Murrayhill Company. All Rights Reserved.




Section Two
Prepayment Premium Analysis


                                                  Reconciliation of Prepayment Premiums for FFMLT 2004-FF7
                                                            Mortgage Data Through: August 31, 2004


Section 1:   Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

                                                                     Trustee Remittance Date
                                                     Servicer        25-Sep-04
                                                     Total           $59,611


Section 2:   Prepayment premiums remitted with interest by the trustee. This information is taken from the statement to certificateholders prepared by the trustee.

                                                                     Trustee Remittance Date
                                                     Class           25-Sep-04
                                                     P Class         $59,611

Section 3:   Reconciliation of the amounts remitted by the servicers to the trustee, and the amount remitted with interest by the trustee.

             Amount remitted by servicers:           $59,611
             Amount remitted to P Class:             $59,611
             Difference:                             $0



Aggregate Paid-Off Loans Report for FFMLT 2004-FF7
Mortgage Data Through: August 31, 2004

Trustee Remittance Date                                                     25-Sep-04
Loans with Active Prepayment Flags that Remitted Premiums
                                                                            8
(A)

Loans without Prepayment Flags that Remitted Premiums                       0
Total Loans that Remitted Premiums (B)                                      8


Loans with Active Prepayment Flags (C)                                      10

Loans without Prepayment Flags that Remitted Premiums                       0
Subtotal (D)                                                                10

Premiums Remitted with Active Prepayment Flags (A/C)                        80.0%

Total Loans that Remitted Premiums to the Subtotal (B/D)                    80.0%

Total Paid-Off Loans (E)                                                    14
Total Loans that Remitted Premiums to the Total Paid-Off
                                                                            57.1%
Loans (B/E)


Paid-Off Loans Exception Report for FFMLT 2004-FF7
Mortgage Data Through: August 31, 2004
                                                                                TOTAL
Total Paid-Off Loans with Flags                                                 10
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)*                  0

Loans that Liquidated from REO*                                                 0

Loans that Contained a Clause Allowing Prepayment Premiums to be
                                                                                0
Waived at the Time of Liquidation*

Loans with Discrepancies between the Data File and the Note*                    0

Defaulted Liquidated Loans that Could Not Have Collected Premiums
                                                                                0
because of the Acceleration of the Debt*

Loans that Liquidated Through Loss Mitigation Efforts*                          0

Total Paid-Off Loans with Active Prepayment Flags (C)                           10

Other Exceptions:
                                                                                1
Paid-Off Loans that Did Not Collect Premiums because of State Statutes


Paid-Off Loans with Active Prepayment Flags that Have Not Remitted              1
Premiums
* These categories are mutually exclusive.



                                      Paid-Off Loans With Prepayment Flags for FFMLT 2004-FF7
                                      Mortgage Data Through: August 31, 2004
                                                                                              % of PPP   No PPP      PPP
Murrayhill            Delinquency     Origination   PPP    Expiration   Payoff     PPP        to Payoff  Collected,  Collected,
ID Number             String          Date          Flag   Date         Balance    Remitted   Balance    w/ Flag     No Flag
5494446               0               5/20/2004     1      5/20/2005    $97,126    $0                    5494446
5495066               0               5/10/2004     1      5/10/2005    $532,000   $0                    5495066
5495481               0               4/26/2004     1      4/26/2005    $300,000   $8,850     3%
5494927               0               5/24/2004     2      5/24/2006    $93,427    $903       1%
5495626               0               4/22/2004     2      4/22/2006    $115,854   $3,012     3%
5495114               0               5/4/2004      2      5/4/2006     $274,037   $7,536     3%
5495123               0               5/14/2004     2      5/14/2006    $860,000   $19,780    2%
5495629               0               5/10/2004     3      5/10/2007    $47,389    $1,422     3%
5496595               0               2/19/2004     3      2/19/2007    $220,529   $2,849     1%
5496374               0               5/8/2004      3      5/8/2007     $399,562   $3,663     1%
5500902*              0               6/28/2004     1      6/28/2005    $170,950   $5,299     3%
5498467*              0               6/25/2004     3      6/25/2007    $267,452   $6,298     2%

                                      Paid-Off Loans With Prepayment Flags for FFMLT 2004-FF7
                                      Mortgage Data Through: August 31, 2004 (Cont.)


Murrayhil
ID Number            Comments
5494446              Awaiting servicer response
5495066              Did not collect because of a MN state statute
5495481
5494927
5495626
5495114
5495123
5495629
5496595
5496374
5500902*
5498467*

* No servicer data was received for these loans; however, PPP confirmed through master servicer data.

(c) 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loan-Level Report


Loan-Level Report Definitions


FICO(R) : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on Murrayhill's internal formulas.
Several value appraisals may exist for a property, yet only what is believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and
REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the
Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.  The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

                        theMurrayhillcompany
FFMLT 2004-FF7 Loan-Level Report
Mortgage Data Through: August 31, 2004

Watchlist


                        Lien       State   First Pmt.    Valuation          Orig. Appr.     Orig Amount     OLTV     Severity
Loan Number             Group      FICO(R) Last Paid Dt. Valuation Date     Current Value   Current Bal     CLTV     MI Type

5494122                 1          FL      7/1/2004      Internal Estimate  $461,000        $368,000        80%      19.72%
                                   627     6/1/2004      6/30/2004          $350,360        $368,000        105%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
Loan Number             Coverage   MI Certificate      Status

5494122 (Cont.)         10/1/2005  $72,596             3
                                                       Monitor
Default Reason: (Unknown)

10/12/2004       Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5494229                 1          KS      7/1/2004      Internal Estimate  $149,000        $119,200        80%      28.33%
                                   546     6/1/2004      6/30/2004          $113,240        $119,200        105%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5494229 (Cont.)         1/1/2006   $33,777             3
                                                       Monitor
Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5494883                 1          MN      7/1/2004      Internal Estimate  $174,000        $156,600        90%      -5.91%
                                   560     6/1/2004      6/30/2004          $132,240        $156,600        118%     L

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5494883 (Cont.)         2/1/2006   ($9,257)            3
                        34.00%     21751308            Monitor

Default Reason: (Unknown)

10/13/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5494989                 1          MI      7/1/2004      Internal Estimate  $115,000        $97,750         85%      -3.48%
                                   643     6/1/2004      6/30/2004          $87,400         $97,750         112%     L

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5494989 (Cont.)         1/1/2006   ($3,409)            3
                        30.00%     21751348            Monitor

Default Reason:  (Unknown)

10/12/2004       Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5495453                 1          NC      7/1/2004      Internal Estimate  $135,800        $108,600        80%      25.45%
                                   600     6/1/2004      6/30/2004          $103,208        $108,600        105%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5495453 (Cont.)         9/1/2005   $27,641             3
                                                       Monitor

Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5495461                 1          MN      7/1/2004      Internal Estimate  $148,000        $148,000        100%     40.89%
                                   630     6/1/2004      6/30/2004          $112,480        $148,000        132%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5495461 (Cont.)         2/1/2006   $60,530             3
                                                       Monitor

Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.

* The estimated loss includes estimated mortgage insurance proceeds where applicable.


FFMLT 2004-FF7 Loan-Level Report
Mortgage Data Through: August 31, 2004

Watchlist


                        Lien       State   First Pmt.    Valuation          Orig. Appr.     Orig Amount     OLTV     Severity
Loan Number             Group      FICO(R) Last Paid Dt. Valuation Date     Current Value   Current Bal     CLTV     MI Type

5495917                 1          TX      7/1/2004      Internal Estimate  $165,000        $130,700        79%      20.52%
                                   663     6/1/2004      6/30/2004          $125,400        $130,700        104%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5495917(Cont.)          6/1/2005   $26,820             3
                                                       Monitor

Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5495950                 1          FL      6/1/2004      Internal Estimate  $69,500         $59,050         85%      5.64%
                                   550     6/1/2004      6/30/2004          $52,820         $59,050         112%     L

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5495950 (Cont.)         10/1/2005  $3,332              3
                        30.00%     21751585            Monitor

Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5496256                 1          GA      7/1/2004      Internal Estimate  $105,000        $84,000         80%      27.23%
                                   559     6/1/2004      6/30/2004          $79,800         $84,000         105%

                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5496256 (Cont.)         7/1/2005   $22,881             3
                                                       Monitor

Default Reason: (Unknown)

10/12/2004      Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


5496526                 1          MO      7/1/2004      Internal Estimate  $55,500         $40,000         72%      28.53%
                                   549     6/1/2004      6/30/2004          $42,180         $40,000         95%


                        Liq. Date  Est (Gain)/Loss *   Delinquency
                        Coverage   MI Certificate      Status
5496526 (Cont.)         7/1/2005   $11,414             3
                                                       Monitor

Default Reason:(Unknown)

10/12/2004     Murrayhill will place this loan on Watchlist because it was identified as an early payment default.


* The estimated loss includes estimated mortgage insurance proceeds where applicable.


(R) 2004 The Murrayhill Company. All Rights Reserved.

Section Four
Analytics


FFMLT 2004-FF7 FICO Distribution by Status
Mortgage Data Through: August 31, 2004
FICO                Delinquency         Percentage
540                 Current             0.014
540                 Paid Off            0.071
550                 Current             0.028
550                 Delinquent          0.3
550                 Paid Off            0.071
560                 Current             0.047
560                 Delinquent          0.2
570                 Current             0.063
570                 Paid Off            0.071
580                 Current             0.04
580                 Paid Off            0.071
590                 Current             0.025
590                 Paid Off            0.071
600                 Current             0.03
600                 Delinquent          0.1
610                 Current             0.057
620                 Current             0.061
630                 Current             0.075
630                 Delinquent          0.2
630                 Paid Off            0.071
640                 Current             0.072
640                 Delinquent          0.1
640                 Paid Off            0.071
650                 Current             0.064
650                 Paid Off            0.071
660                 Current             0.059
660                 Delinquent          0.1
660                 Paid Off            0.143
670                 Current             0.05
680                 Current             0.05
680                 Paid Off            0.071
690                 Current             0.048
690                 Paid Off            0.071
700                 Current             0.051
710                 Current             0.033
720                 Current             0.027
720                 Paid Off            0.143
730                 Current             0.027
740                 Current             0.021
750                 Current             0.014
760                 Current             0.011
770                 Current             0.012
780                 Current             0.009
790                 Current             0.006
800                 Current             0.004
810                 Current             0
820                 Current             0.001

Status              # of Loans          Average           Std. Deviation
Current             2,933               646               58.998
Delinquent          10                  592               44.984
Paid Off            14                  633               60.157
Total:              2,957

FFMLT 2004-FF7 Balance Distribution by Status
Mortgage Data Through: August 31, 2004
Balance             Delinquency          Percentage
20000               Current              0.001
30000               Current              0.004
40000               Current              0.008
40000               Delinquent           0.1
50000               Current              0.016
60000               Current              0.018
60000               Delinquent           0.1
70000               Current              0.031
80000               Delinquent           0.1
80000               Current              0.041
90000               Current              0.039
100000              Delinquent           0.1
100000              Current              0.045
110000              Delinquent           0.1
110000              Current              0.044
120000              Current              0.047
120000              Delinquent           0.1
130000              Current              0.04
130000              Delinquent           0.1
140000              Current              0.047
150000              Current              0.033
150000              Delinquent           0.1
160000              Delinquent           0.1
160000              Current              0.04
170000              Current              0.032
180000              Current              0.035
190000              Current              0.029
200000              Current              0.029
210000              Current              0.031
220000              Current              0.027
230000              Current              0.018
240000              Current              0.024
250000              Current              0.02
260000              Current              0.022
270000              Current              0.02
280000              Current              0.028
290000              Current              0.018
300000              Current              0.018
310000              Current              0.014
320000              Current              0.014
330000              Current              0.007
340000              Current              0.011
350000              Current              0.008
360000              Current              0.011
370000              Delinquent           0.1
370000              Current              0.009
380000              Current              0.008
390000              Current              0.005
400000              Current              0.009
410000              Current              0.007
420000              Current              0.006
430000              Current              0.006
440000              Current              0.007
450000              Current              0.004
460000              Current              0.004
470000              Current              0.004
480000              Current              0.003
490000              Current              0.004
500000              Current              0.005
510000              Current              0
520000              Current              0.004
530000              Current              0.003
540000              Current              0.003
550000              Current              0.005
560000              Current              0.005
570000              Current              0.001
580000              Current              0.004
590000              Current              0.003
600000              Current              0.004
610000              Current              0.001
620000              Current              0.001
630000              Current              0.002
640000              Current              0.003
650000              Current              0.002
660000              Current              0
670000              Current              0.001
680000              Current              0.001
690000              Current              0.001
700000              Current              0.001
720000              Current              0.001
740000              Current              0
750000              Current              0.001
760000              Current              0
820000              Current              0
830000              Current              0
890000              Current              0

Status               # of Loans        Average           Std. Deviation
Current              2,933             215,495.14        135,965.03
Delinquent           10                131,190.00        90,998.45
Total:               2,943


FFMLT 2004-FF7 Loan-to-Value Distribution by Status
Mortgage Data Through: August 31, 2004
LTV                  Delinquency        Percentage
0.1                  Current            0
0.2                  Current            0.001
0.3                  Current            0.003
0.4                  Paid Off           0.071
0.4                  Current            0.005
0.5                  Current            0.014
0.6                  Paid Off           0.071
0.6                  Current            0.027
0.7                  Delinquent         0.1
0.7                  Current            0.082
0.7                  Paid Off           0.214
0.8                  Delinquent         0.6
0.8                  Paid Off           0.214
0.8                  Current            0.476
0.9                  Current            0.262
0.9                  Delinquent         0.2
0.9                  Paid Off           0.286
1                    Current            0.13
1                    Delinquent         0.1
1                    Paid Off           0.143

Status               # of Loans         Average           Std. Deviation
Current              2,933              0.826             0.107
Delinquent           10                 0.831             0.076
Paid Off             14                 0.782             0.159
Total:               2,957


FFMLT 2004-FF7 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2004


Origination Statistics                          Current Loans                                   Delinquent Loans
Number of Loans:                    7,205       Number of Loans:                2,933           Number of Loans:             10

Purpose Number           Percentage             Purpose Number       Percentage                 Purpose Number       Percentage
Cash-out refinance2,711             37.6%       Cash-out refinance1,101         37.5%           Cash-out refinance4          40.0%
Purchase                 3,969      55.1%       Purchase             1,618      55.2%           Purchase             6       60.0%
Rate/term                524        7.3%        Rate/term            214        7.3%            Rate/term            0       0.0%
Home 0                   0.0%       Home        0 0.0%               Home       0               0.0% Home            0       0.0%
Other 1                  0.0%       Other       0 0.0%               Other      0               0.0% Other           0       0.0%

Total 7,205              100%                   Total 2,933          100%                       Total 10             100%    T


FFMLT 2004-FF7 Mortgage Purpose Distribution
Mortgage Data Through: August 31, 2004 (Cont.)

Paid Off Loans
Number of Loans: 14

Purpose Number           Percentage
Cash-out refinance5               35.7%
Purchase                 8        57.1%
Rate/term                1        7.1%


Total 14                 100%


FFMLT 2004-FF7 Mortgage Type Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Type                         Delinquency     Percentage
Investment Home                       Current         0.034
Investment Home                       Paid Off        0.071
Primary Home                          Current         0.958
Primary Home                          Delinquent      1
Primary Home                          Paid Off        0.929
Second Home                           Current         0.007

Mortgage Type           Loan Count    Total Balance      Avg. Balance                 Std. Deviation
ARM                     2,428         541,820,456.00     223,155.05                   135,549.57
Fixed                   529           91,538,693.00      173,041.01                   132,782.55
Total:                  2,957         633,359,149.00

FFMLT 2004-FF7 Mortgage Term Distribution by Status
Mortgage Data Through: August 31, 2004
Mortgage Term          Delinquency      Percentage
180                    Current          0.019
360                    Paid Off         1
360                    Delinquent       1
360                    Current          0.981

# of Loans             Other  120        180     240            360
2,957                  0      0          55      0              2902


FFMLT 2004-FF7 Ownership Distribution by Status
Mortgage Data Through: August 31, 2004
Ownership Type            Delinquency             Percentage
Investment Home           Current                 0.034
Investment Home           Paid Off                0.071
Primary Home              Current                 0.958
Primary Home              Delinquent              1
Primary Home              Paid Off                0.929
Second Home               Current                 0.007

Title                     # of Loans
Investment Home           102
Primary Home              2,834
Second Home               21
                   Total: 2,957


                                                Delinquent Balance
FFMLT 2004-FF7 Delinquent Balance Over Time
Mortgage Data Through: August 31, 2004

Total Balance in Status
AsOfDate                  30 Days               60 Days       90 Days       Foreclosure           REO
8/31/2004                 $1,311,900            $0            $0            -                     -


                                                       Delinquent Count
FFMLT 2004-FF7 Delinquent Count Over Time
Mortgage Data Through: August 31, 2004

Total Count in Status
AsOfDate                  30 Days        60 Day        90 Days       Foreclosure         REO
8/31/2004                 10             0             0             0                   0

                                                    CPR
FFMLT 2004-FF7 Conditional Prepayment Rates
Mortgage Data Through: August 31, 2004

Date *                 Distribution Date            CPR
31-Aug-04              25-Sep-04                    4.70%


FFMLT 2004-FF7 Historical SDA Performance
Mortgage Data Through: August 31, 2004

Weighted Monthly
Date Average Age                          Default    Amt        Default     Rate        CDR (F-R)
31-Aug-04 1.28                            $0         0.00%      0.00%       0.03%       0%

Averages: 1.28                            $0         0.00%      0.00%       0.03%       0%


(C) 2004 The Murrayhill Company.  All Rights Reserved.
